Corporate Presentation November 2021 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements and Important Disclosures Forward-Looking Statements and Cautionary Statements Certain statements in this presentation concerning the merger between Bonanza Creek Energy, Inc. (“Bonanza Creek”) and Extraction Oil & Gas, Inc. (“Extraction”) and subsequent acquisition of CPPIB Crestone Peak Resources America Inc. (“Crestone Peak”) (the “Transactions”), including any statements regarding the combined company’s (Civitas Resources, Inc. or “Civitas”) credit facility, the results, effects, benefits and synergies of the Transactions, future opportunities for Civitas, future financial performance and condition, guidance and any other statements regarding Civitas’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Civitas’ plans and expectations with respect to the Transactions and the anticipated impact of the Transactions on Civitas’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.   These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Transactions; the diversion of management time on Transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Civitas; the effects of the business combination on Civitas, including Civitas’ future financial condition, results of operations, strategy and plans; the ability of Civitas to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of Civitas to finance operations in the manner expected; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Transactions. Additionally, risks and uncertainties that could cause actual results to different materially from those anticipated also include general economic conditions, whether internationally, nationally or in the regional and local market areas in which we do business; the effects of disruption of our operations or excess supply of oil and natural gas due to the COVID-19 pandemic and the actions by certain oil and natural gas producing countries; the scope, duration and severity of the COVID-19 pandemic, including any recurrence, as well as the timing of the economic recovery following the pandemic; ability of our customers to meet their obligations to us; our ability to generate sufficient cash flow from operations, borrowings, or other sources to enable us to fully develop our undeveloped acreage positions; the presence or recoverability of estimated oil and natural gas reserves and the actual future sales volume rates and associated costs; uncertainties associated with estimates of proved oil and gas reserves; the assumptions underlying forecasts, the assumptions underlying forecasts, including forecasts of production, well costs, capital expenditures, rates of return, expenses, cash flow and cash flow from purchases and sales of oil and gas; the possibility that the industry may be subject to future local, state, and federal regulatory or legislative actions (including additional taxes and changes in environmental regulation); environmental risks; seasonal weather conditions; drilling and operating risks, including the risks associated with the employment of horizontal drilling and completion techniques; our ability to acquire adequate supplies of water for drilling and completion operations; availability of oilfield equipment, services, and personnel; exploration and development risks; competition in the oil and natural gas industry; our ability to secure adequate processing capacity for natural gas we produce, to secure adequate transportation for oil, natural gas, and natural gas liquids we produce, and to sell the oil, natural gas, and natural gas liquids at market prices; continued hostilities in the Middle East, South America, and other sustained military campaigns or acts of terrorism or sabotage; and other economic, competitive, governmental, legislative, regulatory, geopolitical, and technological factors that may negatively impact our businesses, operations, or pricing. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.   Additional information concerning other risk factors is also contained in Bonanza Creek’s (now Civitas’) and Extraction’s most recently filed Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other Securities and Exchange Commission (“SEC”) filings. Additional information concerning Civitas, Extraction and Crestone Peak, the Transactions, and risks relating to the Transactions can be found in the registration statement on Form S-4 filed by Bonanza Creek, Registration No. 333-257882, which was declared effective by the SEC on September 28, 2021. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Civitas does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Non-GAAP Measures To provide investors with additional information in connection with our results as determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we disclose certain non-GAAP financial measures. The non-GAAP financial measures include Net Debt, Adjusted EBITDAX, PV10, free cash flow and related calculations. We believe the non-GAAP financial measures provide users of our financial information with additional meaningful comparisons between the current results and results of prior periods, as well as comparisons with peer companies. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative or superior to GAAP measures. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of each non-GAAP financial measure to the applicable most comparable GAAP measure can be found in the Appendix section of this presentation.

Preeminent Pure-play DJ Basin Operator

Pro Forma Metrics	Civitas
Enterprise Value(1)	~$5.0 Billion
YTD 9/30/21 Combined Production	~159 MBoe/d
Hedged/Unhedged Annualized Adj. EBITDAX(2)	~$1.4/~1.6 Bn
Net Debt (1)	$257mm
Net Debt / YTD Annualized Adj. EBITDAX(2)	~0.2x
Net DJ Basin Acres	~525,000
Gross Locations(3)	~1,300
Expected YE '21 to YE '22 PDP Decline Rate (Boe)	30%


Laramie
Kimball
Weld
Larimer
Boulder
Morgan
Broomfield
Adams
Jefferson
Denver
Arapahoe
Douglas
Elbert
XOG
BCEI
HPR
CPR

CIVITAS

(1) Based on $257MM of net debt as of November 1, 2021, $56.00/share and 84.5MM shares outstanding. See slide 5 for detailed capitalization table.
(2) Represents the combined and annualized 2021 Adjusted EBITDAX from BCEI, HPR, XOG, and CPR, as of YTD Q3 2021. See reconciliation on slide 26.
(3) Average lateral length of ~9,700'.

2

Created via Strategic DJ Consolidation

BONANZA CREEK + HighPoint + XOG + CRESTONE PEAK = CIVITAS

11/9/20: BCEI announces combination with HPR

Transaction with the restructured HighPoint creates ~$700 MM enterprise value company with DJ Basin scale and ~50,000 Boepd of pro forma production

BONANZA CREEK + HighPoint

4/1/21: BCEI closes the HPR acquisition

Stock responded favorably to the deal which was accretive on all financial metrics, realization of significant synergies

BONANZA CREEK + HighPoint

5/10/21: BCEI and XOG announce merger of equals to create Civitas Resources

All-stock combination with the restructured Extraction creates ~$2.6 Bn enterprise value company with 425,000 net acres and ~117 MBoepd of pro forma production

BONANZA CREEK + HighPoint + XOG

6/7/21: CIVI announces agreement to acquire Crestone Peak in an all-stock deal

All-stock acquisition of Crestone Peak creates ~$5 Bn enterprise value company with ~160 MBoepd of production

BONANZA CREEK + HighPoint + XOG + CRESTONE PEAK

11/1/2021: Closing of Extraction Merger and Crestone Peak acquisition and Rebranding as Civitas

November 2020 | April 2021 | May 2021 | June 2021 | November 2021

CIVITAS

3

Pro-Forma Capital Structure Overview Note:“BB” refers to “Borrowing Base” and “ECA” refers to “Elected Commitment Amount.” Pro forma PV-10 with an effective date of July 1, 2021 at September 17, 2021 NYMEX pricing. See slide 23 for detail. Key Highlights: PDP coverage of ~7.9x total debt Financial policy and goals include: Maintaining production with reduced reinvestment rates Operate at front end of cost curve Maintain low leverage, with a target of 0.5x Debt to EBITDAX Prioritize cash returns

Expected Civitas Governance Structure

Leading-Edge Policies

- Board brings together diverse group with decades of relevant experience
- Compensated primarily in stock
- Dedicated ESG committee











Experience	**Ben Dell** Chair of the Board	**Morris Clark** Chair, Audit Committee	**Carrie Fox**	**Howard Willard** Chair, Comp. Committee	**Eric Greager** Chief Executive Officer	**Carrie Hudak** Chair, ESG Committee	**Brian Steck** Chair, Nom. / Gov. Committee	**Jeffrey Wojahn**	**James Trimble**
Technical	✓	--	✓	--	✓	✓	--	✓	✓
Financial	✓	✓	✓	✓	--	--	✓	--	--
Colorado	--	--	--	--	✓	✓	--	✓	✓
Industry Diversity	--	--	--	✓	--	--	✓	--	--

CIVITAS

5

Combined Actuals and 2021 Guidance

	Combined Actuals[1]	Combined Guidance[2]	Combined Guidance[2]
	YTD 3Q21	4Q 2021	FY 2021
Total Capex ($MM)	~$390	$220-$260	$608-$648
Production (Mboepd)	159	148-154	156-158
% Oil	40%	39-41%	40%
% Liquids	65%	64-66%	65%
EBITDAX ($MM)	$1,024		
Reinvestment Rate[3]	38%		45-48%

- YTD 2021 operations reflected three separate companies, strategies and balance sheets
- With closing of the transactions, CIVI now expects to maintain annual production broadly flat to full-year 2021 levels with a reinvestment rate of approximately 50% of EBITDAX
- Q4-21 guidance:
  - Production below long-term target given lower year-to-date 2021 reinvestment by the legacy companies
  - Capex assumes drilling of 42 gross (35 net), completion of 52 gross (46 net), and turning in line of 29 gross (23 net) wells
  - ~$10 million capital spend for land, midstream and other
- Expect to provide FY 2022 guidance in 1Q 2022

CIVITAS

(1) YTD combined actuals are through 09/30/21 and do not include any synergies.
(2) Actual 4Q 2021 and FY 2021 reported results will include only two months of contribution from Extraction and Crestone due to November 1 closing. The first full Civitas quarter will be 1Q 2022.
(3) Reinvestment rate calculated as Total Capex / EBITDAX. FY 2021 illustrative reinvestment rate assumes the combined YTD EBITDA run-rate annualized.

6

CIVI expects to maintain production broadly flat at 2021 full-year levels with ~50% EBITDAX reinvestment, generating significant levered FCF Quarterly base dividend: $0.4625/share expected to be paid on 12/30 to shareholders of record on 12/15 Peer-leading 3.3% base yield(1) 32% increase relative to pre-transaction levels Potential to increase based on synergies from future consolidation Committed to additional forms of capital return while preserving fortress balance sheet: Target returning 50% of FCF after the base dividend to stockholders as soon as early 2022(2) Expect a highly competitive all-in yield relative to peers Returning Value to Our Stockholders Stockholder Return Philosophy 2022E Fixed Dividend Yield(3) Oil Price vs. Estimated 2022 Hedged EBITDAX Margin ($/Bbl) Source: Market data and Wall Street consensus estimates per Eikon as of October 8, 2021. Note: All figures are pro forma for any acquisitions or transactions, where applicable. Based on market capitalization as of 10/29/21. Subject to CIVI BoD approval. Based on 2022E distributions per share and 10/29/21 share prices.

Civitas Overview

Delivering on the New E&P Business Model

High Quality Asset Base →	**Ability to maintain production with ~50% EBITDAX reinvestment**
Front End of Cost Curve →	**$3.95 / Boe 3Q21 LOE + Recurring Cash G&A(1)**
Fortress Balance Sheet →	**~0.2x Pro Forma Net Debt / Pro Forma YTD annualized combined Adjusted EBITDAX(2), target of ~0.5x through cycle**
Industry-Leading Commitment to Sustainability →	**Carbon neutral from day one (Scope 1 & 2)**

CIVITAS

(1) Excludes synergies.
(2) Represents the combined YTD annualized Adjusted EBITDAX from BCEI, HPR, XOG, and CPR, with BCEI pro forma for HPR as of Q3'21.

9

Key Civitas Strengths and Priorities Leading Cost Structure + Scale + Top Tier Resource Fortress Balance Sheet ESG Leadership Stable, Long-Term Cash Flow Profile Disciplined Capital Program Distinctive competencies in operations, consolidation, sustainability and regulation Highly energized management team Focus on corporate governance Operational flexibility and optionality across the DJ Committed to all stakeholders Partnering with / respecting local communities Strategy and Culture Committed to maintaining low leverage and fortress balance sheet Front end of the North American cost curve Strong balance sheet providing hedging flexibility Significant FCF generation Disciplined capital allocation Aggressive commitment to sustainability Target 0.5x leverage Civitas Priorities

Integration Synergies Field optimization Lease operations Remote monitoring Purchasing power Lease operations and supervision LOE Millions $ / Year Basin-wide optimization opportunities across supply agreements and volume and drilling commitments Consolidated operations and supervision Midstream Millions to Tens of Millions $ / Year One-Time Sale of duplicative owned facilities Sale of redundant surface holdings Development Enhancement Opportunities Tens of Millions $ Reduced headcount Headquarters combination and field office combination G&A Tens of Millions $ / Year Recurring Combined surface ownership synergies Extended laterals due to adjacent ownership Regulatory efficiencies Scale benefits Purchasing power and vendor optimization At Least Tens of Millions $ / Year Potential Value Impact….

Intense Focus on Cost Structure 2Q21 LOE + Cash G&A ($/Boe) Median: $7.15 (1) Source: Company disclosures. Note: Oil-Weighted Peers include BRY, CDEV, CPE, ESTE, MGY, MTDR, MUR, OAS, PDCE, and PVAC. (1)Excludes synergies.

Civitas’ Disciplined Approach to Further DJ Consolidation Civitas will continue to be a disciplined transaction partner Disciplined transaction partner with a focus on value creation and accretion Opportunity to increase efficiencies with economies of scale Operating expertise across the basin Maintain low leverage with a through cycle target of 0.5x Focus on offsetting acreage Asset Locator Map Boulder Denver Jefferson Adams Arapahoe Elbert Morgan Weld Larimer Douglas Broomfield Laramie Kimball Civitas Bayswater Bison Confluence Great Western Mallard PDC Verdad

Operations Overview

DJ Basin Flexibility Development Area Approximate DJ Basin Net Acres(1) Geography Western 135,000 Suburban / Rural Eastern 115,000 Rural Southern 125,000 Suburban / Rural Northern 150,000 Rural Combined Position Will Facilitate Asset Development Optimization Denver Jefferson Adams Arapahoe Elbert Morgan Weld Larimer Douglas Broomfield Boulder Civitas Leasehold Positions Northern Eastern Southern Western Combined YTD 09/30/21 Production Mix(2) (%) Oil Gas NGL ~159 MBoe/d Net Acres as of September 30, 2021. Represents the combined YTD Civitas production from BCEI, XOG, and CPR.

Relative Inventory Contribution by Area

B-TAX Single Well IRRs at $55 WTI



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1
201
401
601
801
1,001
Western
Eastern
Southern

Location Inventory Analysis[1]	
Location Type	**Total**
DUCs	70
Approved Permits	295
Municipal Approved OA's[2]	192
Municipal No OA's[2]	79
Unincorporated Counties	713
Total	1,349

Unincorporated County Locations	
County	**Total**
Weld	453
Arapahoe	217
Adams	43
Civitas Total	713

Robust, highly economic inventory of ~1,300 gross locations with over 50% in unincorporated jurisdictions

CIVITAS

Note: Single well economics valued at flat $55 WTI / $2.75 HH / 40% NGL differential. Average lateral length of ~9,700'.
(1) Inventory as of September 30, 2021. Includes Northern locations.
(2) OA is Operator Agreement.

16

Colorado’s Regulatory Framework New rules effective January 2021 Improved state process streamlines permitting Coordination between State and Local permitting Oil & Gas Development Plan addresses spacing and siting Focused on community engagement, transparency, and continuous dialogue Commission recently began approving new permits As promised, Commission has approved permits for locations with structures within 2,000 ft. Counts as of September 30, 2021. Includes all permits in Broomfield. Includes 32 wells in Hereford.

Midstream Assets Overview 315 MMcf/d of gas gathering capacity 280 miles of gas gathering, gas-lift, and sales lines 26 pipeline interconnects to 5 midstream gas processors 22 centralized compressor sites, 67,000 total centralized hp Civitas Midstream Infrastructure Gas Oil H20 Total book value of ~$300MM Infrastructure asset service highly focused on operated production Bronco (Crestone) Compressor stations - Pony 5,500hp & Mustang 5,600hp Optional phase II expansion at Mustang of 30 MMcf/d Oil line to NGL (Riverside), Taproot (Buckingham), Black Diamond 5 CPFs with total 77 Mbo/d capacity 35 miles of total oil gathering 54 miles of water gathering/delivery connected to three 3rd party disposal wells CIVI Leasehold Oil Water Gas

ESG Initiatives

Sustainability Leadership in Action

Committed to Carbon Neutrality Scope 1 and 2

- High-grade emissions practices
- Electrification of operations
- Tankless development
- Retrofit legacy facilities
- Plug bottom-tier wells
- Eliminate flaring in routine operations
- Counteract residual emissions with verified offsets
- Best-in-class process and expertise applied across the portfolio

2020 DJ Peers GHG Intensity (mt CO2e/MBoe)



40.7
29.2
24.4
13.8
11.3
Peer 1
Peer 2
Peer 3
Peer 4
CIVITAS
2020

CIVITAS

Source: 2017-2019: EPA Greenhouse Gas model; 2020: Extraction internal data.
Peers include WLL, Bayswater, Cub Creek and PDCE.

20

Colorado’s First Carbon Neutral Operator Aggressive operational emissions-reduction program coupled with a multi-year investment in certified emissions offsets Project Canary & Payne Institute Partnership Partnership providing certified, third-party real-time air monitoring Forward-thinking environmental protection for local communities Trustwell Facility Certification Verifies facility engineering to reduce environmental impact Responsibly Sourced Gas (RSG) Validates RSG production Partnership with Xcel Energy demonstrates growing demand for the RSG market Electric Vehicle Fleet Conversion Adopting EV fleet this year Community Solar Reduces utility costs by up to 20% for neighbors, increases renewable power for the state of Colorado EV Charging Stations Identifying locations in our communities The Civitas Community Fund Will fund project grants and scholarships for our neighbors Successful development returns tangible value to our communities Responsible Stewardship Implementing the ESG Vision ü ü ü ü ü ü ü ü

Appendix

Civitas Proved Developed Reserves Summary Based on independent year-end 2020 reserve reports for BCEI, HPR, XOG and CPR and a July 1, 2021 effective date. 9/17 NYMEX Price deck: WTI: $72.16, $67.80, $62.27, $58.14, and $55.08 (2021, 2022, 2023, 2024, and 2025+). HH: $4.56, $4.05, $3.25, $2.94, and $2.91 (2021, 2022, 2023, 2024, and 2025+). (3)PV-10 is a non-GAAP financial measure. GAAP does not provide a measure of estimated future net cash flows for reserves calculated using prices other than SEC pricing. As a result, it is not practicable for us to reconcile the PV-10 of our 12/31/2020 proved reserves based on 9/17 NYMEX price deck. PD Reserves by Commodity PD Reserves by Category PD NPV10 by Category

Hedge Positions Enhance Financial Strength

Civitas Oil Hedges (Bbl/d)



50,000
40,000
30,000
20,000
10,000
–
43,148
$48.86 - $67.19
$51.39
23,598
$55.08
$41.17 - $67.64
$43.97
6,646
$40.00 - $72.70
$43.85
4,600
$44.98
3,698
$44.21
4Q21
2022
2023
2024
2025
Oil Swaps
Oil Collars
Oil Swaptions

- ~37% of oil hedged in 2022[1]

Civitas Gas Hedges (Mcf/d)



250,000
200,000
150,000
100,000
50,000
–
208,785
$2.15 - $2.75
$2.13
$2.25 - $2.52
$2.83
145,148
$2.15 - $2.75
$2.13
$2.57 - $3.63
$2.83
45,784
$2.00 - $3.25
$2.51
22,309
$2.57
–
4Q21
2022
2023
2024
2025
NYMEX Gas Swaps
NYMEX Gas Collars
CIG Gas Swaps
CIG Gas Collars

CIG Basis and NGL OPIS Swaps
50,000 Mcf/d CIG basis swaps at ($0.52)/Mcf in 4Q21, 5,500 Bbl/d OPIS swaps at $20.55/Bbl in 4Q21 and 4,000 Bbl/d OPIS swaps at $20.22/Bbl in 2022

- ~45% of gas hedged in 2022[1]

CIVITAS

Note: Hedge positions as of October 31, 2021.
(1) Based on YTD 2021 combined actual daily production volumes

24

Reconciliation for Adjusted EBITDAX Source: Company disclosure. $ in thousands. (1)Represents the six months ended June 30, 2021 pro forma EBITDAX plus the combined standalone EBITDAX for the three months ended September 30, 2021

Reconciliation for Net Debt Source: Company disclosure. $ in thousands.